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                           STI CLASSIC VARIABLE TRUST

                   SUPPLEMENT DATED DECEMBER 18, 2006, TO THE
                      CAPITAL APPRECIATION FUND PROSPECTUS
                                DATED MAY 1, 2006


The Capital Appreciation Fund (the "Fund") may invest in American Depositary Receipts ("ADRs").

The following paragraph is added to WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND:

           Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the country-regionU.S. economy or similar issuers located in the country-regionplaceUnited States.

The following paragraphs are added to MORE INFORMATION ABOUT RISK:

         FOREIGN SECURITY RISKS

         Investments in securities of foreign companies or governments can be more volatile than investments in placecountry-regionU.S. companies or governments. Political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the country-regionU.S. economy or similar issuers located in the placecountry-regionUnited States. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than placecountry-regionU.S. markets.

         The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investment. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's foreign currency holdings. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

         Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic placecountry-regionU.S. companies or governments. Transaction costs are generally higher than those in the country-regionU.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar placecountry-regionU.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


SP-VTCAF-1206